Exhibit 10.127

AMENDMENT

CALIFORNIACARE

MEDICAL SERVICES AGREEMENT

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, effective as of May 1, 1997, between Blue Cross of California and Affiliates (“BLUE CROSS”) and PROSPECT MEDICAL GROUP (“PARTICIPATING MEDICAL GROUP”).

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement (“Agreement”) effective January 1, 1997, whereby PARTICIPATING MEDICAL GROUP agreed to provide or arrange for Capitated Services to certain Members assigned to PARTICIPATING MEDICAL GROUP.

B.                                     Pursuant to Section 16.01 of the Agreement, the parties now desire to amend the Agreement.

THEREFORE, IT IS AGREED:

I.                                         The following is hereby added as Section 7.07 to the Agreement:

Notwithstanding anything to the contrary stated in the Agreement, BLUE CROSS shall not be liable under this Agreement to pay PARTICIPATING MEDICAL GROUP rates in excess of any rates paid to PARTICIPATING MEDICAL GROUP for the same services by any other person, health care service plan, insurer or other entity.  If at any time during the term of this Agreement, PARTICIPATING MEDICAL GROUP accepts or charges any rates which are lower than the rates set forth in this Agreement, PARTICIPATING MEDICAL GROUP shall immediately notify BLUE CROSS and such lower rates shall immediately become the applicable rates under this Agreement.  PARTICIPATING MEDICAL GROUP shall also retroactively adjust all invoices sent to BLUE CROSS since the earliest date PARTICIPATING MEDICAL GROUP accepted or charged these lower rates.

II.                               Upon acceptance by the parties, this Amendment, as of the effective date hereof, shall become a part of this Agreement and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

For BLUE CROSS OF CALIFORNIA	For PARTICIPATING MEDICAL GROUP

/s/ Gregg De Nicola
Signature	Signature

Gregg De Nicola
Please Print Name	Please Print Name

President
Title	Title

5-26-97
Date	Date